CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
  AMENDMENT NO.1 TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED MARCH 10, 2003

         PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

                                  JUNE 20, 2003
                        ---------------------------------
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                             ONLINE PROCESSING, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 NEVADA                              333-69270               22-3774845
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)    (Irs Employer
 of Incorporation)                                          Identification No.)



              1048 IRVINE AVENUE #176, NEWPORT BEACH, CA92660, USA
              ----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES (ZIP CODE))

                                 44-190-385-9398
               ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                        750 EAST INTERSTATE 30, SUITE 100
                               ROCKWALL, TX 75087
                     --------------------------------------
                                (FORMER ADDRESS)

The registrant has previously filed its Current Report on Form 8-K, March 10, 2003, without certain financial information required by Item 7 on such Form 8-K. The registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated March 10, 2003, is hereby amend to read as follows:

ITEM 7. FINANCIAL STATEMENTS


  (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
        Audited financial statements of Communications Field Services, Inc., for the fiscal period from September 19, 2002 (Inception) through December 31, 2002, are contained in Exhibit 99.1 attached hereto.

         Unaudited financial statements Online Processing, Inc., for the fiscal quarter ended March 31, 2003.




  (b) PRO FORMA FINANCIAL INFORMATION.

         Unaudited pro forma financial information of Communications Field Services, Inc., as of and for the fiscal period from September 19, 2002 (Inception) through December 31, 2002, relating to the acquisition of Online Processing, Inc. is contained in Exhibit 99.2 attached hereto.

                                Exhibits

2.01* Share Exchange Agreement, entered into as of February 28, 2003, among Online Processing, Inc. and the owners of record of all of the issued and outstanding stock of Communication Field Services, Inc., together with the exhibits thereto.

99.1 Audited financial statements of Communications Field Services, Inc., for the fiscal period from September 19, 2002 (Inception) through December 31, 2002.

99.2 Unaudited financial statements Online Processing, Inc., for the fiscal quarter ended March 31, 2003.

99.3 Unaudited proforma financial information of Communications Field Services, Inc., as of and for the fiscal period from September 19, 2002 (Inception) through December 31, 2002, relating to the acquisition of Online Processing, Inc.

*        Previously filed


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ONLINE PROCESSING, INC.


By:  /s/ Roger Henley
     -------------------------------
         Roger Henley, Chief Executive Officer

Dated:  June 23, 2003

Exhibit 99.1

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
  Communication Field Services, Inc.
  Anaheim, California 92805

We have audited the accompanying balance sheet of Communication Field Services, Inc. as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from September 19, 2002 (Inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Communication Field Services, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the period from September 19, 2002 (Inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a loss from September 19, 2002 (inception) through December 31, 2002 totaling $25,787. The Company will require additional working capital to develop its business until the Company either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. This condition raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/  Malone & Bailey, PLLC
--------------------------
     Malone & Bailey, PLLC
     Houston, Texas
     www.malone-bailey.com

June 16, 2003




                       COMMUNICATION FIELD SERVICES, INC.
                                  BALANCE SHEET
                                December 31, 2002

                                     ASSETS

Current assets:
  Cash                                                                              $           100
  Accounts receivable, net                                                                  116,851
                                                                                    ---------------
    Total current assets                                                            $       116,951
                                                                                    ===============


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable - related party                                                  $       125,138
  Accrued expenses - related party                                                           16,500
  Loans payable - officer                                                                       100
                                                                                    ---------------
    Total current liabilities                                                               141,738

Commitments

STOCKHOLDERS' DEFICIT:
  Common stock, $.0001 par value, 75,000 shares authorized, 67,268 shares
    issued and outstanding                                                                        7
Additional paid in capital                                                                      993
Accumulated deficit                                                                         (25,787)
                                                                                    ---------------
  Total Stockholders' Deficit                                                               (24,787)
                                                                                    ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                         $       116,951
                                                                                    ===============

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                       COMMUNICATION FIELD SERVICES, INC.
                             STATEMENT OF OPERATIONS
      Period From September 19, 2002 (Inception) Through December 31, 2002

                                                              Inception through
                                                                 December 31,
                                                             ------------------

                                                                    2002
                                                             ------------------

Revenue                                                      $          116,851

Operating expenses:
  Contract labor                                                         87,638
  Salaries                                                               37,500
  Other general and administrative                                       17,500
                                                             ------------------
                                                                        142,638

Net loss                                                     $          (25,787)
                                                             ==================

Net loss per share:
  Basic and diluted                                          $            (0.38)
                                                             ==================

Weighted average shares outstanding:
  Basic and diluted                                                      67,268
                                                             ==================



                 See accompanying summary of accounting policies
                       and notes to financial statements.



                       COMMUNICATION FIELD SERVICES, INC.
                       STATEMENT OF STOCKHOLDERS' DEFICIT
      Period From September 19, 2002 (Inception) Through December 31, 2002

                                                                Additional
                                       Common stock          paid in capital   Accumulated
                                                                                deficit         Total
                                ---------------------------  --------------- -------------- --------------
                                    Shares        Amount
                                --------------- -----------  --------------- -------------- --------------

Common shares issued to
founders for services                    67,268           7              993             -           1,000


Net loss                                      -           -                -        (25,787)       (25,787)
                                --------------- -----------  --------------- -------------- --------------


Balance,
  December 31, 2002                      67,268 $         7  $           993 $     (25,787) $      (24,787)
                                =============== ===========  =============== =============  ==============






                 See accompanying summary of accounting policies
                       and notes to financial statements.




                       COMMUNICATION FIELD SERVICES, INC.
                             STATEMENT OF CASH FLOWS
      Period From September 19, 2002 (Inception) Through December 31, 2002

                                                                    Inception Through
                                                                      December 31,
                                                                          2002
                                                                   -------------------

Cash flows from operating activities:
  Net loss                                                         $         (25,787)
  Adjustments to reconcile net loss to cash
    used in operating activities:
      Common stock issued for services                                         1,000
Changes in assets and liabilities:
  Accounts receivable                                                       (116,851)
  Accounts payable                                                           125,138
  Accrued expenses                                                            16,500
                                                                   -----------------

Net cash provided by (used in) operating activities                                -
                                                                   -----------------

Cash flows from financing activities:
  Proceeds from loans payable - officer                                          100
                                                                   -----------------

Net increase in cash                                                             100
  Cash, beginning of period                                                        -
                                                                   -----------------
  Cash, end of period                                              $             100
                                                                   =================

Supplemental information:
  Income taxes paid                                                $               -
  Interest paid                                                    $               -







                 See accompanying summary of accounting policies
                       and notes to financial statements.

                       COMMUNICATION FIELD SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nature of business. On September 19, 2002 Communication Field Services, Inc. ("CFS") was incorporated under the laws of the State of Nevada. CFS manages the installation of wireless networks for telecommunication service providers. CFS operations are currently in the State of California.

In March, 2003, Online ceased its operations and is currently looking for a merger or acquisition candidate.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid financial instruments with purchased maturities of three months or less.

Revenue Recognition

Online  recognizes  revenue when persuasive  evidence of an arrangement  exists,
delivery  has  occurred,   the  sales  price  is  fixed  or   determinable   and
collectibility is probable.

Revenue earned from services, which primarily include performing online credit evaluations is recognized as the services are performed.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Basic Loss Per Share

Basic loss per share has been calculated based on the weighted average number of shares of common stock outstanding during the period.

Recent Accounting Pronouncements

CFS does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the CFS's results of operations, financial position or cash flow.


NOTE 2 - FINANCIAL CONDITION AND GOING CONCERN

For the period ended December 31, 2002, CFS incurred losses totaling $25,787. Because of this loss, CFS will require additional working capital to develop its business operations. This conditions raise substantial doubt about CFS's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should CFS be unable to continue as a going concern.


NOTE 3 - ACCOUNTS RECEIVABLE

CFS's trade accounts receivable are shown net of allowance for doubtful accounts of $0 at December 31, 2002.

CFS maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. If the financial condition of CFS's customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.


NOTE 4 - INCOME TAXES

CFS has not yet realized income as of the date of this report, no provision for income taxes has been made. At December 31, 2002 a deferred tax asset has not been recorded due to CFS's limited history to provide income to use the net operating loss carryover of $25,000 that expires in year 2022.


NOTE 5 - MAJOR CUSTOMERS

CFS has two customers that accounted for more than 10% of net revenues, and collectively, these customers accounted for 63% and 12% of net revenues for the period ended December 31, 2002.


NOTE 6 - STOCKHOLDERS' DEFICT

Common Stock:

CFS is authorized to issue 75,000 common shares of stock at a par value of $0.0001 per share. These shares have full voting rights. CFS has not paid a dividend to its shareholders.

In September 2002, CFS issued 67,268 shares of common stock to its founders for services valued at $1,000.

NOTE 7 - COMMITMENTS

CFS leases its office and equipment under a month to month agreement from an entity owned by a shareholder. The monthly lease payments are $2,000 for rent, $3,000 for telephone and $2,500 for insurance. No amounts have been paid as of December 31, 2002 and are recorded as accrued expenses - related party as of December 31, 2002.

Rent expense was $6,000 for the period ended December 31, 2002.

CFS entered into an employment agreement as of October 1, 2002 for $12,500 per month with its chief executive officer. No amounts have been paid as of December 31, 2002. The accrued salary of $37,500 is included in accounts payable - related party as of December 31, 2002.


NOTE 8 - RELATED PARTY TRANSACTIONS

Contract labor is performed by an entity owned by the CEO. No amounts have been paid as of December 31, 2002 and are recorded in accounts payable - related party as of December 31, 2002.



Exhibit 99.2

                             ONLINE PROCESSING, INC.
                                  BALANCE SHEET
                                 March 31, 2003
                                   (Unaudited)

                                     ASSETS

Accounts receivable, net                                                    $       167,333
                                                                            ===============


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
  Accounts payable - related party                                          $       167,220
  Accrued expenses - related party                                                   33,000
  Loans payable - officer                                                            22,600
                                                                            ---------------
    Total current liabilities                                                       222,820

Commitments

STOCKHOLDERS' DEFICIT:
  Common stock, $.001 par value, 25,000,000 shares authorized, 10,800,000
    shares issued and outstanding                                                    10,800
Accumulated deficit                                                                 (66,287)
                                                                            ---------------
  Total Stockholders' Deficit                                                       (55,487)
                                                                            ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                 $       167,333
                                                                            ===============




                See accompanying summary of accounting policies
                       and notes to financial statements.

                             ONLINE PROCESSING, INC.
                             STATEMENT OF OPERATIONS
                        Three Months Ended March 31, 2003
                                   (Unaudited)

                                                          Three Months Ended
                                                               March 31,
                                                          --------------------
                                                                 2003
                                                          --------------------

Revenue                                                   $           93,276

Operating expenses:
  Contract labor                                                      69,956
  Salaries                                                            37,500
  Other general and administrative                                    16,520
                                                          ------------------
                                                                     123,976
                                                          ------------------

Net loss                                                  $          (30,700)
                                                          ==================

Net loss per share:
  Basic and diluted                                       $            (0.46)
                                                          ==================
Weighted average shares outstanding:
  Basic and diluted                                                   67,268
                                                          ==================












                See accompanying summary of accounting policies
                       and notes to financial statements.

                             ONLINE PROCESSING, INC.
                             STATEMENT OF CASH FLOWS
                        Three Months Ended March 31, 2003
                                   (Unaudited)

                                                              Three Months Ended
                                                                   March 31,
                                                              ------------------
                                                                     2003
                                                              ------------------
Cash flows from operating activities:
  Net loss                                                    $         (30,700)
Changes in assets and liabilities:
  Accounts receivable                                                   (50,482)
  Accounts payable                                                       42,082
  Accrued expenses                                                       16,500
                                                              -----------------

Net cash used in operating activities                                   (22,600)
                                                              -----------------

Cash flows from financing activities:
  Proceeds from loans payable - officer                                  22,500
                                                              -----------------

Net decrease in cash                                                       (100)
  Cash, beginning of period                                                 100
                                                              -----------------
  Cash, end of period                                         $               -
                                                              =================

Supplemental information:
  Income taxes paid                                           $               -
  Interest paid                                               $               -





                See accompanying summary of accounting policies
                       and notes to financial statements.

                             ONLINE PROCESSING, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1: PRESENTATION

The balance sheet of Online Processing, Inc. ("Online") as of March 31, 2003, the related statements of operations for the three months ended March 31, 2003 and the statements of cash flows for the three months ended March 31, 2003 included in the financial statements have been prepared by Communication Field Services, Inc. without audit. In the opinion of management, the accompanying financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly Online's financial position and results of operations. The results of operations for the three months ended March 31, 2003 are not necessarily indicative of the results of operations for the full year or any other interim period. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent period from September 19, 2002
(Inception) through December 31, 2002 as reported in Form 8-K/A, have been omitted.

In March, 2003, Online ceased its operations and is currently looking for a merger or acquisition candidate.


NOTE 2: REVERSE MERGER

On February 28, 2003, Communication Field Services, Inc. ("CFS") entered into a Share Exchange Agreement with Online Processing, Inc. Under the Exchange, CFS became a wholly owned subsidiary of Online. Pursuant to the Exchange, all of the outstanding common shares of CFS were exchanged for 10,800,000 shares of Online. The transaction was regarded as a reverse merger whereby CFS was considered to be the accounting acquirer as it retained control of Online after the Exchange. Certain shareholders of Online agreed to cancel 2,000,000 shares of common stock in connection with the Exchange.


NOTE 3: RELATED PARTY TRANSACTIONS

Contract labor is performed by an entity owned by the CEO. Contract labor is recorded in accounts payable - related party as of March 31, 2003.




Exhibit 99.3

PRO FORMA CONSOLIDATED BALANCE SHEET

The following pro forma balance sheet has been derived from the balance sheet of Online Processing, Inc. ("Online") at December 31, 2002 and adjusts such information to give effect to the acquisition of Communication Field Services, Inc. ("CFS"), as if the acquisition had occurred at December 31, 2002. The pro forma balance sheet is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at December 31, 2002. The pro forma balance sheet should be read in conjunction with the notes thereto and CFS's financial statements and related notes thereto contained elsewhere in this filing.



                                    Online                 CFS            Adjustments           Pro Forma
                               -----------------    ----------------    -----------------    ----------------

Cash                           $         69,801     $            100             (69,801)    $            100
Accounts receivable                       4,950              116,851              (4,950)             116,851
Advances                                 10,000                    -             (10,000)                   -
                               ----------------     ----------------                         ----------------
  Total current assets                   84,751              116,951                                  116,951

Note receivable                          54,025                    -             (54,025)                   -
                               ----------------     ----------------                         ----------------

                               $        138,776     $        116,951                         $        116,951
                               ================     ================                         ================

Accounts payable               $         47,870     $        125,138             (47,870)    $        125,138
Accrued expenses                              -               16,500                   -               16,500
Advances                                      -                  100                   -                  100
                               ----------------     ----------------                         ----------------
    Total current                        47,870              141,738                                  141,738
liabilities

Long-term liabilities                    54,025                    -             (54,025)                   -
                               ----------------     ----------------                         ----------------

  Total liabilities                     101,895              141,738                   -              141,738
                               ----------------     ----------------                         ----------------

Stockholders' Equity:
  Common stock                            3,614                    7              (3,614)                   7
  Additional paid-in capital            129,036                  993            (129,036)                 993
  Accumulated deficit                   (95,769)             (25,787)             95,769              (25,787)
                               ----------------     ----------------                         ----------------
    Total Stockholders'
      Equity                             36,881              (24,787)                                 (24,787)
                               ----------------     ----------------                         ----------------

                               $        138,776     $        116,745                         $        116,745
                               ================     ================                         ================



                See accompanying summary of accounting policies
                       and notes to financial statements.



NOTES TO PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

On February 28, 2003, Communication Field Services, Inc. ("CFS") entered into a Share Exchange Agreement with Online Processing, Inc. Under the Exchange, CFS became a wholly owned subsidiary of Online. Pursuant to the Exchange, all of the outstanding common shares of CFS were exchanged for 10,800,000 shares of Online. The transaction was regarded as a reverse merger whereby CFS was considered to be the accounting acquirer as it retained control of Online after the Exchange. Certain shareholders of Online agreed to cancel 2,000,000 shares of common stock in connection with the Exchange.

All amounts of Online were reversed as the net assets assumed by CFS in the reverse merger were $0.